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                                                                  Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

            Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 7 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

            Dated:   July 21, 1998
                                                COOPER RIVER PROPERTIES, L.L.C.


                                                By: /s/ JEFFREY P. COHEN
                                                    Jeffrey P. Cohen
                                                    Manager


                                                INSIGNIA PROPERTIES, L.P.

                                                By: Insignia Properties Trust,
                                                    its General Partner


                                                By: /s/ JEFFREY P. COHEN
                                                    Jeffrey P. Cohen
                                                    Senior Vice President


                                                INSIGNIA PROPERTIES TRUST


                                                By: /s/ JEFFREY P. COHEN
                                                    Jeffrey P. Cohen
                                                    Senior Vice President


                                                INSIGNIA FINANCIAL GROUP, INC.


                                                By: /s/ FRANK M. GARRISON
                                                    Frank M. Garrison
                                                    Executive Managing Director


                                                /s/ ANDREW L. FARKAS
                                                ANDREW L. FARKAS